SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 20, 1998

                      HIGHWOODS REALTY LIMITED PARTNERSHIP
                      ------------------------------------
               (Exact name of registrant specified in its charter)

      North Carolina            0-21731                     56-1869557
      --------------            -------                     ----------
(State of Incorporation)  (Commission File Number)        (IRS Employer
                                                       Identification No.)


          3100 Smoketree Court, Suite 600, Raleigh, North Carolina 27604 (Address of principal executive offices, zip code)

        Registrant's telephone number, including area code: (919) 872-4924


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ITEM 5.      OTHER EVENTS.

             The purpose of this filing is to effect the incorporation of the Consent of Independent Auditors that is an exhibit hereto into the registrant's effective Form S-3 Registration Statement (Reg. No. 333-51671) and the related Prospectus.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

1.    Consent of KPMG Peat Marwick LLP dated November 19, 1998



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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  November 20, 1998


                              HIGHWOODS REALTY LIMITED PARTNERSHIP

                              By:  Highwoods Properties, Inc., its general
                                   partner

                                    By: /s/ Carman J. Liuzzo
                                       ---------------------
                                       Carman J. Liuzzo
                                       Vice-President, Chief Executive Officer
                                       and Treasurer




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                                  EXHIBIT INDEX
                                  --------------

        Exhibit No.
        ----------                              Description
                                                -----------
            23                        Consent of KPMG Peat Marwick LLP